CONSENT OF ALLEN, GIBBS & HOULIK, L.C., INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 11, 1995, which appears on page 20 of the 1995 Annual Report to Shareholders of High Plains Corporation.



                                              ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
January 19, 1996